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Executive Compensation Overview Executive Compensation Overview Audio Webcast May 16, 2012 2:00 p.m. CT

• Welcome/introductions • Shareholder outreach at direction of Compensation Committee of the Board of Directors 1

Cautionary Statement
Cautionary Statement
Information concerning future events or conditions in this presentation or subsequent Q&A period are forward-looking statements.  Actual future results, including capital expenditures; business and project plans, timing, costs, and capacities; and financial and operating results or returns may differ materially due to a number of factors.  These factors include:  changes in oil or gas prices and other market factors affecting the oil and gas industry; the outcome of exploration and development programs; the occurrence and duration of economic recessions; changes in law or government regulation; the outcome of commercial negotiations; actions of competitors; the development of new technology; and other factors discussed in Item 1A of ExxonMobil’s most recent
Form 10-K and under the heading “Factors Affecting Future Results” on the Investors page of our website at exxonmobil.com.  Forward-looking statements are based on management’s knowledge and reasonable expectations as of the date hereof, and we assume no duty to update such statements as of any future date.
For definitions of, and additional information (including the information required by SEC Regulation G) concerning “capital employed,” “return on average capital employed,”
and other terms used in this presentation, see the “Frequently Used Terms” on the Investors page of our website at exxonmobil.com.
Forward-looking Statements.
Frequently Used Terms.

• Please bear Cautionary Statement in mind during today’s discussion. 2

Agenda
Agenda
•
ExxonMobil’s Business Environment and Key Business Strategies
•
Pay for Long-Term Performance
•
Long-Term Business Performance and Basis for Compensation Decisions
– Financial and Operating Performance
– Strategic Business Results
•
CEO Compensation
•
Scale and Scope of ExxonMobil
•
Development and Retention of Executive Talent
•
Prior Say on Pay Vote and Shareholder Engagement
•
Questions and Answers

• Review agenda and procedure to submit questions 3

4
ExxonMobil’s Business Environment
ExxonMobil’s Business Environment
•
Long investment horizons
– Typically requires 10+ years for capital investments to generate returns
•
Large capital investments
–
More than $36 billion in 2011
–
Approximately $185 billion expected over next 5 years
•
Worldwide diverse resources and markets
•
Significant operating risk
•
Commodity-based, cyclical product prices

•
Due to the nature of our industry and size of ExxonMobil, our senior executives are responsible for making very large capital investments that generate attractive returns on capital employed for many years into the future.
•
These capital investments, including more than $36 billion in 2011, can take 10+ years to generate revenues and shareholder value.  We expect to invest approximately $185 billion over the next 5 years to continue to exploit our diverse worldwide resource base and markets.
•
This capital commitment requires a disciplined and selective strategy of investment.  It also requires strong project execution and risk management.  The compensation program reinforces these priorities.
•
This rate of annual investment is in addition to a current level of capital employed that exceeds $175 billion.
•
This level of investment far exceeds the investments by most other companies across all industries.
•
The business environment entails worldwide diverse resources and markets, and significant operating risk.  How well we manage this risk is our highest priority and is our “license to operate.”
•
Additionally, we operate in a commodity business with cyclical product prices; in this business environment, maintaining a long-term focus is key.

ExxonMobil’s Key Business Strategies
ExxonMobil’s Key Business Strategies
•
Long-term growth in shareholder value
•
Disciplined, selective, and long-term focus in making investments
•
Operational excellence and risk management
•
Industry-leading returns on capital and superior cash flow
5

•
Given this business environment, our overriding strategy is to generate long-term growth in shareholder value.
• We accomplish this through a disciplined, selective, and long-term focus in making the large investments we just discussed.
• Given the nature of our business, operational excellence is critical.  For this reason, ExxonMobil places a high premium on effective risk management, including safety, security, health, environmental, and reputational risks.
•
Design features of the compensation program recognize these operating and investment risks inherent in our business.
•
This focus on sustainable operations and results is a critical success factor given the scale, operations risk, and long investment lead times of the business.
•
Industry-leading returns on capital and superior cash flow are critical in generating long-term shareholder value.

Pay for Long-Term Performance
Pay for Long-Term Performance
•
Linkage to the Business Model
– ExxonMobil’s compensation program is unique in how it effectively links executive pay to the business model and the interests of long-term shareholders
•
Long-Term Program Design
– This linkage achieved by granting more than half of annual compensation in the form of restricted stock
– 50 percent not vesting until 10 years after grant or retirement, whichever is later
– Remaining 50 percent of the shares not vesting until five years after grant
•
Hold Through
Retirement
– Substantial portion of compensation held in the form of ExxonMobil stock for many years after the executive retires
6

Linkage to the Business Model:
•
ExxonMobil’s business model is characterized by significant capital intensity, operations risk, and very long investment leadtimes
which can span decades.   These three elements of our business model determine the design of the compensation program.
Long-Term Program Design:
• The compensation program grants more than half of annual compensation in the form of stock, subject to vesting periods that are substantially longer than the holding requirements of stock grants among any other company; 50 percent in 10 years or retirement, whichever is later, and 50 percent in 5 years.
This represents 51 percent of total compensation (or 71 percent when pension accrual is excluded).
Hold Through
Retirement:
•
This design results in a hold through retirement feature; this is unique relative to most other company compensation strategies, particularly for such a large percentage of total compensation.
•
This means that a substantial portion of an executive’s compensation will continue to be held in the form of ExxonMobil stock for many years after the executive retires.
•

Pay for Long-Term Performance, cont’d
Pay for Long-Term Performance, cont’d
•
Risk of Forfeiture
– In the oil and gas industry, management decisions on large, capital-
intensive projects affect financial and operating results for decades into the future
– Thus, to motivate executives to achieve the best long-term results the holding periods and the risk of forfeiture of these stock-based awards extend beyond retirement
•
Alignment with Long-Term Shareholders
– Executive’s compensation at risk in a way that is similar to the risk assumed by long-term shareholders
– Our compensation program is intended to drive business decisions by executives that are consistent with the priorities of long-term shareholders
7

• Risk of Forfeiture:
• In the oil and gas industry, management decisions on large, capital-intensive projects affect financial and operating results for decades into the future.
• The performance feature of the stock grant is substantially reinforced by the risk of forfeiture provision that is in place for the entire period of the vesting term, which is beyond retirement.
• Alignment with Long-Term Shareholders:
• The underlying premise of this design feature is to encourage a “mind set” among senior executives that aligns with the interests of long-term shareholders.
• This compensation strategy puts the value of an executive’s compensation at risk in a way that is similar to the risk assumed by long-term shareholders, and
• It ensures that business decisions made by executives are consistent with the priorities of long-term shareholders.

Comparator Companies
ExxonMobil
(years)
6
5
4
3
2
1
2.3
2.5
5.9
Median
75th Percentile
ExxonMobil

Pay for Long-Term Performance, cont’d
Pay for Long-Term Performance, cont’d
•
Holding Periods Exceed
Comparators
– Long-term orientation of
ExxonMobil’s compensation
program far exceeds the
holding periods of our
comparator companies
– Holding periods for
ExxonMobil are 2.5 times the
median of our comparator
companies
8
(1)
This chart shows the dollar-weighted average time from grant to actual realization of the CEO’s annual pay (salary, bonus, incentive awards, and equity).  For this purpose, it is assumed that annual salary and bonus are paid in one year; performance-based awards are paid at target levels at the end of the performance period;
and that options and other equity awards are paid or exercised at grant-date value on each vesting date.  Annual pension accrual and all other compensation are excluded.  Comparator companies consist of: AT&T, Boeing, Chevron, ConocoPhillips, GE, H-P, IBM, J&J, Pfizer, Procter & Gamble, United Technologies, and
Verizon.  These  comparator companies have been selected based on their alignment with ExxonMobil’s current business circumstances, as described in more detail on page 40 of the CD&A.  For consistency, all data based on our analysis of proxies filed on or before February 1, 2012.
(1)
Holding Periods of Annually Granted Compensation

Holding Periods Exceed Comparators:
•
The long-term design of our compensation program is illustrated by the bar graph.
•
We measured the holding periods of the elements of the compensation program that are granted annually by the Compensation
Committee, and compared the results with benchmark companies [review footnote as needed].
•
The holding periods for ExxonMobil are 2.5 times the median of our comparator companies.

ExxonMobil Employees
ExxonMobil Contractors
U.S. Petroleum Industry Benchmark(1)
(incidents per 200,000 work hours)
0.5
0.4
0.3
0.2
0.1
2000 01 02 03 04 05 06 07 08 09 10 2011(2)

ExxonMobil
Industry Group Average(1)
(percent)
35
30
25
20
15
10
5
2007
2008
2009
2010
2011

Long-Term Business Performance and
Long-Term Business Performance and
Basis for Compensation Decisions
Basis for Compensation Decisions
9
Lost-Time Injuries and Illnesses
(1) Royal Dutch Shell, BP, and Chevron values are on a consistent basis with ExxonMobil, based on our analysis of public information.
For definitions and additional information concerning the
calculation of ROCE, see page F-5 of the 2011 Financial
Statements and Supplemental Information included with the 2012
Proxy Statement.
(1) Employee safety data from participating American Petroleum
Institute companies (2011 industry data not available at time of publication).
(2) Includes XTO Energy Inc. data.
Return on Average Capital Employed (ROCE)

Long-Term Business Performance and Basis for Compensation Decisions
•
These charts illustrate “how we are doing” in terms of (1) managing operating risk, (2) achieving returns on invested capital, and (3) achieving shareholder returns.
•
These results helped form the basis for compensation decisions by the Compensation Committee.
• LTI:  we continue to substantially outperform the industry benchmark with respect to safety.
•
ROCE:  this is a key metric in our industry; return on average capital employed continues to far exceed the average of our competitors.

ExxonMobil

ExxonMobil
S&P 500
Industry Group(2)
(dollars)
300
250
200
150
100
50
2001
02
03
04
05
06
07
08
09
10
2011

ExxonMobil
S&P 500
Industry Group(2)
(dollars)
1,000
800
600
400
200
1991
93
95
97
99
01
03
05
07
09
2011

Long-Term Business Performance and
Long-Term Business Performance and
Basis for Compensation Decisions, cont’d
Basis for Compensation Decisions, cont’d
10
Ten-Year Cumulative Total Returns
(1)
Twenty-Year Cumulative Total Returns
(1)
(1) The value of $100 invested in common stock of the company on
January 1, 2001, assuming dividends are reinvested when paid.
(2) Royal Dutch Shell, BP, and Chevron.
(1) The value of $100 invested in common stock of the company on
January 1, 1991, assuming dividends are reinvested when paid.
(2) Royal Dutch Shell, BP, and Chevron.

• 10-year TSR:  Our 10-year total returns exceed that of our industry group and the market in general
($100 invested 10 years ago:  ExxonMobil:  $269; industry group: $221; and S&P 500:  $133).
• 20-year TSR:  On the chart to the right, you can see similar outperformance over a 20-year period
(XOM:  $968; industry group:  $778; and S&P 500:  $450).
• Our compensation strategies are designed to support long-term TSR performance as reflected in these graphs.  Some compensation models advocate the use of short-term TSR as a basis to measure business performance; however, we do not believe short-term TSR is a good predictor of sustainable growth in shareholder value in the long term.
• Page 46 of the CD&A describes an analysis that we recently conducted to validate our view that short-term
TSR is not a good predictor of future long-term TSR.
• Specifically, we measured the correlation between historical short-term TSRs (1- and 3-year) and prospective long-term (10-year) TSRs for the following:
• ExxonMobil relative to the S&P 500
• ExxonMobil relative to our industry group
• This underscores the importance of ExxonMobil’s compensation program maintaining a strong emphasis on the long-term orientation of the business.  The compensation program discourages executives from taking short-term actions at the expense of long-term sustainable growth in shareholder returns.

• Our analysis shows that there is very low correlation between short-term relative TSR and long-term stock performance when ExxonMobil is measured against the industry or S&P 500.

Comparator Companies Total Shareholder Return
Comparator Companies Total Shareholder Return
ExxonMobil
Rank
Percentile
18.7%
4 of 13
74
4.6%
12 of 13
8
4.3%
5 of 13
67
10.4%
4 of 13
81
12.0%
4 of 13
77
15.3%
1 of 11
100
(1) AT&T, Boeing, Chevron, ConocoPhillips, GE, Hewlett-Packard, IBM, Johnson & Johnson, Pfizer, Procter & Gamble, United Technologies, Verizon.
ExxonMobil
Comparator Company Average
(1)
(percent)
20
15
10
5
0
1 Year
3 Year
5 Year 10 Year
20 Year 30 Year
11

Note: 30-year period excludes AT&T and GE; public data not available for this time period.
• We typically compare our shareholder returns to the industry group presented in the previous slides.
•
We were asked by shareholders to compare our shareholder returns to the 12 comparator companies we use to benchmark compensation for the Named Executive Officers.
•
This graph shows that ExxonMobil’s total shareholder return exceeds the average TSR of the comparator companies for 1-year and 5-year time periods, as well as the long- term trend for 10-, 20-, and 30-year time periods.

Financial and Operating Performance
Financial and Operating Performance
•
Financial and operating results outlined below provide additional perspective on Company performance:
–
Earnings of $41 billion in 2011, increased by 35 percent versus 2010.
Five-year annual average of $35 billion
– Total shareholder return was 18.7 percent in 2011, versus S&P 500 of 2.1 percent.  Ten-year annual average of 10.4 percent, versus S&P 500 of 2.9 percent
–
Distributed $29 billion to shareholders as dividends and share purchases in 2011, for a cash distribution yield of 8.0 percent.  $262 billion in dividends plus share purchases since the beginning of 2000.  Dividend payments per share increased for the 29th consecutive year
– Solid safety and operations performance supported by effective risk management
– Industry-leading return on average capital employed of 24.2 percent, with a five-year average of 25.6 percent
12

Financial and Operating Performance
•
The financial and operating results outlined [on this slide] provide additional perspective on Company performance:
•
Earnings of $41 billion in 2011, increased by 35 percent versus 2010.  Five-year annual average of $35 billion.
•
Total shareholder return was 18.7 percent in 2011, versus S&P 500 of 2.1 percent.  Ten-year annual average of 10.4 percent, versus S&P 500 of 2.9 percent.
•
Distributed $29 billion to shareholders as dividends and share purchases in 2011, for a cash distribution yield of 8.0 percent.  $262 billion in dividends plus share purchases since the beginning of 2000.  Dividend payments per share increased for the 29th consecutive year.
•
Solid safety and operations performance supported by effective risk management.
•
Industry-leading return on average capital employed of 24.2 percent, with a five-year average of 25.6 percent.

Strategic Business Results
Strategic Business Results
•
Expansion of opportunities in U.S. Gulf of Mexico and a major oil discovery with the Hadrian-5 exploration well
•
Strategic Cooperation Agreement with Rosneft to jointly participate in exploration and development activities in Russia, the United States, and other parts of the world
•
Strong progress on the following major projects:
– Initial development of Kearl oil sands project in Canada
– Liquefied natural gas project in Papua New Guinea
– Expansion of opportunities in Iraq and other parts of the world
– Next phase of the Sakhalin-1 project in Russia
– Singapore Parallel Train/major Chemical expansion in Asia Pacific
13

Strategic Business Results
• Another key factor underlying the compensation decisions made by the Compensation Committee in 2011 was the progress achieved on strategic priorities.
•
The accomplishments outlined [on this slide] are expected to have a positive impact on Company performance for decades.
•
Expansion of opportunities in U.S. Gulf of Mexico and a major oil discovery with the Hadrian-5 exploration well.
•
Strategic Cooperation Agreement with Rosneft to jointly participate in exploration and development activities in
Russia, the United States, and other parts of the world.
•
Strong progress on the following major projects:
•
Initial development of Kearl oil sands project in Canada;
•
Liquefied natural gas project in Papua New Guinea;
•
Expansion of opportunities in Iraq and other parts of the world;
•
Next phase of the Sakhalin-1 project in Russia; and,
•
Singapore Parallel Train/major Chemical expansion in Asia Pacific.

Strategic Business Results, cont’d
Strategic Business Results, cont’d
•
Additional unconventional resource acquisitions enabled by XTO
– Continued leverage of XTO expertise to expand unconventional resource base in the United States and evaluate potential global unconventional opportunities in Argentina, Canada, Indonesia, and Poland
•
Completion of new facilities at refineries in Fawley, United Kingdom; and
Sriracha, Thailand, increasing ultra-low sulfur diesel production capacity by more than 70 thousand barrels per day
•
Began construction of new world-class synthetic lubricant base stock plant in the United States
•
Restructuring of Lubes and Fuels Marketing business lines to further improve efficiencies and optimize returns
14

• Additional unconventional resource acquisitions enabled by XTO.
• Continued leverage of XTO expertise to expand unconventional resource base in the United States and evaluate potential global unconventional opportunities in Argentina, Canada, Indonesia, and
Poland.
• Completion of new facilities at refineries in Fawley, United Kingdom; and Sriracha, Thailand, increasing ultra-low sulfur diesel production capacity by more than 70 thousand barrels per day.
• Began construction of new world-class synthetic lubricant base stock plant in the United States.
• Restructuring of Lubes and Fuels Marketing business lines to further improve efficiencies and optimize returns.

CEO Compensation
CEO Compensation
15
•
Difference between “Reported Pay” and “Realized Pay” reinforces the concept that a significant portion of the CEO’s compensation is deferred, at risk of forfeiture, and dependent on future performance of the Company
CEO Reported Pay vs. Realized Pay

•
A substantial portion of the CEO’s compensation granted by the Compensation Committee and reported in the CD&A represents an incentive for future performance, not current cash compensation.
•
This long-term incentive pay will not actually be received by the CEO for many years in the future, and the value of this pay when realized may differ significantly from the amounts shown in the Summary Compensation Table, depending on how
ExxonMobil actually performs.
•
Table shows the amount of “reported pay” and “realized pay” for the CEO over his 6-year tenure as CEO.
•
The difference between “reported pay” and “realized pay” reinforces the concept that a significant portion of the
CEO’s compensation is deferred and dependent on future performance of the Company.
•
For 2011 the “realized pay” column includes the value realized from the exercise of stock options that were granted in 2001 which would have expired if they had not been exercised in 2011 (39 percent of 2011 “realized pay” includes the exercise of the last options granted to Mr. Tillerson).
•
ExxonMobil has not granted any stock options to Mr. Tillerson or any other employee since 2001.
•
To achieve alignment of the organization around the Company’s principles and values, all U.S. executives (more than 1000), including the CEO, participate in common programs (the same salary, incentive, and retirement programs).

CEO Compensation, cont’d
CEO Compensation, cont’d
CEO Reported Pay – 2011
•
2011 restricted stock grant was awarded at the same
share level as the last three years
•
2011 corporate earnings increased 35 percent to over $41 billion, but the annual bonus increase was limited to 30 percent
– Annual Bonus as a Percentage of Total Pay: Small portion (13 percent in 2011) of total compensation to reflect the Committee’s continuing emphasis on the long term.
Long-term, stock-based compensation represents 51 percent of total compensation
– Delayed Bonus Feature: 50 percent of annual bonus is delayed until ExxonMobil’s cumulative EPS reach a specified level ($6.00).  EPS threshold has been raised steadily over the years (e.g., $3.00 in 2001).  This delayed bonus feature further aligns the interests of senior executives with sustainable longer-term growth in shareholder value
– Recoupment: Annual bonus is subject to recoupment in the case of a material negative restatement of the Corporation’s financial or operating results
16
Restricted Stock Grant:
Annual Bonus:

CEO Reported Pay – 2011
Restricted Stock Grant: The 2011 restricted stock grant was awarded at the same share level as the last three years (225,000 shares of restricted stock) with the vesting periods we described earlier.
Annual Bonus and Delayed Bonus Feature: 2011 bonus of $4.4M, half of which was paid at grant date and the other half will not pay out until cumulative earnings per share reach $6.00.  The bonus in total is up 30 percent from last year based on a 35 percent increase in earnings.
• The earnings-per-share threshold has been raised steadily over the years.  For example, it was
$3.00 in 2001.  This delayed bonus feature further aligns the interests of senior executives with sustainable longer-term growth in shareholder value.
• The bonus is designed to reflect a small percentage of total compensation (13 percent) to help keep the emphasis on the long-term orientation of the business.
Recoupment: The annual bonus is also subject to recoupment in the case of a material negative restatement of the Corporation’s financial or operating results.

ExxonMobil

Total Shareholder Return Index(1)
CEO Pay(2)
(percent change)
30
20
10
0
–10
–20
2006
2007
2008
2009
2010
2011

(1) Percent change in TSR represents the annual change in stock price performance (as of fiscal year end), including reinvestment of dividends; 2006 represents the "base year."

(2) Refers to "Reported Pay," which is Total Compensation based on the current reporting rules for the Summary Compensation Table. "Reported Pay" for 2006–2008 includes the grant date value of restricted stock (rather than the annual expense value that was reported in the Summary Compensation Table for each of these years).

CEO Compensation, cont’d
CEO Compensation, cont’d
CEO Pay Alignment
•
17
The following chart illustrates how the percent change in “Reported Pay”
has tracked changes in TSR during the current CEO’s tenure

Pay Alignment
•
This chart illustrates how the percent change in “Reported Pay” has tracked changes in total shareholder returns (TSR) during the current CEO’s tenure.
•
Very strong correlation between CEO pay and ExxonMobil stock performance.

Scale and Scope of ExxonMobil
Scale and Scope of ExxonMobil
18
Scale of ExxonMobil vs. Comparator Companies
(1)
(1) Comparator companies consist of:  AT&T, Boeing, Chevron, ConocoPhillips, General Electric, Hewlett-Packard, IBM, Johnson & Johnson, Pfizer, Procter &
Gamble, United Technologies, and Verizon. These comparator companies have been selected based on their alignment with ExxonMobil’s current business circumstances, as described in more detail on page 40 of the CD&A.  Financial data reflect our analysis of most recently available data disclosed by each company as of February 24, 2012 (including 8-K filings with preliminary fiscal year-end results for companies with calendar fiscal years).  Market capitalization is as of December 31, 2011.
(2) Trailing twelve months (TTM); excludes excise and other sales-based taxes, if applicable.
(3) Excludes General Electric due to lack of comparability resulting from how assets are quantified and reported for its financial business.
(4) Trailing twelve months (TTM).

•
The Compensation Committee believes that performance should be the primary basis on which compensation decisions are made, particularly annual changes in compensation.
•
At the same time, the Committee believes that the compensation program should recognize that our senior executives are responsible for managing a larger investment on behalf of shareholders relative to that of most other large, publicly traded companies.
•
The geographic scope involves conducting business in over 120 countries and territories.
•
This table puts into perspective the scale, scope, and complexity of ExxonMobil versus our comparator companies.

ExxonMobil

Comparator Companies: Median 75th Percentile ExxonMobil
(dollars)
Multiple of Median
3.0x
2.2x
1.4x
3.1x
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
(dollars)
1,600
1,400
1,200
1,000
800
600
400
200
Higher amount is more favorable
Revenue
Market Capitalization
Assets
Net Income

(1) For consistency, CEO compensation is based on most recent one-year Total Compensation as disclosed in the Summary Compensation Table of the proxy statements filed as of February 1, 2012. The comparator companies and financial data assumptions are the same as footnoted in the previous table.

Scale and Scope of ExxonMobil, cont’d
Scale and Scope of ExxonMobil, cont’d
19
• To put the size and scale challenge in perspective, the charts below illustrate the financial values managed (from the table on the previous slide) for each dollar of compensation paid to the CEO of ExxonMobil relative to the CEOs of our comparator companies
ExxonMobil Financial Values Managed Per Dollar of CEO Compensation vs. Comparator Companies
(1)

• This chart expands on the prior table and helps answer the question “What is the shareholder getting for the compensation paid relative to the other benchmark companies?”
• This analysis shows the financial values managed for each dollar of compensation paid to the CEO
[ExxonMobil as multiple of the median for each category]:
• Revenue:  3.0x
• Market capitalization:  2.2x
• Assets:  1.4x
• Net income:  3.1x
• The Compensation Committee does not suggest that there should be direct proportionality of compensation to the relative size of the company.  Rather, the Committee places the most emphasis on individual performance and business results.  At the same time, the Committee takes into consideration the size of the Company as one of several factors in determining compensation.

Development and Retention of Executive Talent
Development and Retention of Executive Talent
•
Technical Depth and Experience:
Retaining high-quality executives for a
career and developing technical and leadership skills provide the Company with a strong competitive advantage
•
Executive Development is an Investment:
Aggressive investment in the
development of managers makes retention a high priority
•
High Value of Experience, Knowledge, and Skills
•
Rigorous Performance Assessments Coupled With Long Experience
•
Succession Planning:
To support this strict meritocracy, we maintain a roster
of highly qualified internal candidates for each key position
•
No Employment Contracts:
All senior executives are employed “at will,” with
no employment contracts or severance programs; this reinforces for each executive the critical importance of continuing to achieve superior performance
20

• Technical Depth and
Experience:
In this business, superior business results require experienced executives with strong technical depth that is honed over decades.  Thus, retention is critical.
• Executive
Development:
We invest aggressively in the development of each executive over their career, which makes retention of these managers a priority.
• Experience and Skills: As you can imagine, an executive at ExxonMobil who has been carefully developed over a 30+ year career could command a large compensation package among our competitors.
• Rigorous Performance
Assessments:
All NEOs have been thoroughly tested through this decades-long development process by a performance assessment process that is rigorous and highly competitive, thus increasing the likelihood that we have the most qualified leaders at the top of our Company.
• Succession
Planning:
Well-prepared replacements allow us to move out executives who are not performing at the highest levels and ensure continuity of leadership.
• No Employment
Contracts:
Senior executives are employed “at-will” with no employment contracts and no change-in-control or severance agreements.  The management development and succession planning process also helps us avoid the need for employment contracts, CIC agreements, and severance programs, thus reinforcing the mindset among executives to maintain the emphasis on high performance standards or be replaced.

Prior Say on Pay Vote
Prior Say on Pay Vote
and Shareholder Engagement
and Shareholder Engagement
•
In 2011, over 67 percent of votes cast were in favor of the say on pay resolution
•
The Compensation Committee has carefully considered this result as well as shareholder feedback on executive compensation through a wide-ranging dialogue between management and numerous shareholders, including the
Company's largest shareholders
•
There was no consensus recommendation for any specific change to the design of our compensation program
•
Dialogue included discussion on whether the Company should consider the use of formula-based pay tied to shorter-term metrics, such as 1- and 3-year TSR
•
We believe that applying a short-term, formula-based approach to ExxonMobil’s compensation program would undermine the uniquely long-term requirements of our proven business strategy, which are characterized by investment lead times that can span decades
21

• The Compensation Committee of the Board believes that our program should not be designed in isolation.  This also means the Committee is committed to engagement between shareholders and the Company to fully understand diverse viewpoints on the topic of executive compensation.
• The Committee has carefully considered the results of the 2011 advisory vote in which over 67 percent of votes cast supported the say-on-pay resolution.
• The CD&A and brochure describe our exchange with shareholders in 2011 both before and after the vote on executive compensation.
• We concluded from this dialogue, including those we learned voted “against” the proposal, that there was no consensus for any specific change.
• This dialogue also included discussion on whether the Company should consider the use of formula-based pay tied to short-term metrics, such as 1- and 3-year TSR.
• Compensation does not have to be formula-based to be performance-based.  The Committee believes that applying a short-term, formula-based approach to ExxonMobil’s compensation program would undermine the uniquely long-
term requirements of our proven business strategy as discussed on this call and as described in more detail in the
CD&A and brochure.

Vote ‘FOR’
Vote ‘FOR’
Item 3: Advisory Vote to Approve
Item 3: Advisory Vote to Approve
Executive Compensation
Executive Compensation
•
ExxonMobil’s compensation program supports a business model that has weathered volatile commodity prices and industry business cycles for many years
•
Our compensation program has demonstrated critical alignment between executive compensation and shareholder value creation and fostered a culture of pay for performance combined with integrity, reliability, and consistency
•
Through this business model and the underlying compensation program and management practices that support it, the Company has become the partner of choice for many national oil companies and major investors in the oil, gas, and petrochemical industry
•
We believe this business model and supporting compensation program will continue to serve shareholders well in the future
YOUR VOTE IS IMPORTANT:  PLEASE VOTE ‘FOR’
ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

ExxonMobil’s compensation program supports a business model that has weathered volatile commodity prices and industry business cycles for many years.
It sets ExxonMobil apart and has established a culture of performance, integrity, reliability, and consistency.
Through this business model and the underlying compensation program and management practices that support it, the Company has become the partner of choice for many national oil companies and major investors in the oil, gas, and petrochemical industry.
We believe this business model and supporting compensation program will continue to serve shareholders well in the future.
22
•
•
•
•
Conclusion:

Questions and Answers Questions and Answers 23

• Begin question and answer session. 23